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                                                                      Exhibit 23




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statement No. 333-67956 on Form S-8 of EvergreenBancorp, Inc. of our report dated February 25, 2006 appearing in this Annual Report on Form 10-K of
EvergreenBancorp, Inc. for the year ended December 31, 2005.


                                        /s/ Crowe Chizek and Company LLC
                                        --------------------------------
                                        Crowe Chizek and Company LLC



Oak Brook, Illinois
March 15, 2006